SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
11. SUBSEQUENT EVENTS

On May 15, 2012 the Company signed agreements to raise $3.5 million in gross proceeds through the issuance of 2.5 million shares of the Company’s $0.33 par value common stock at a selling price of $1.40 per share. The offering is subject to customary conditions to closing and is currently expected to close within several days. The proceeds from this offering will be used for general corporate purposes.

20. SUBSEQUENT EVENTS

The Company evaluated all events or transactions that occurred after December 31, 2011 through the date of the filing of this prospectus. The Company did not have any material subsequent events that require adjustment or disclosure in these financial statements.